================================================================================


                                -----------------
                                  ANNUAL REPORT
                                -----------------
                                December 31, 1998
                                -----------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.


                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

When  describing the U.S.  stock market in 1998,  it's tempting to quote Charles
Dickens: "It was the best of times, it was the worst of times" (A Tale of Two Cities). For most of the year stocks posted excellent gains, spurred by a benign domestic economy (with moderate economic growth, low inflation, and declining interest rates) and reasonable corporate profit growth. But during the third quarter, investors were confronted with a wrenching market contraction, with stocks reacting to economic woes in Asia and Latin America, the devaluation of the Russian ruble, and financial difficulties surrounding some high-profile hedge funds.

For shareholders in Leveraged Growth Investors, the year cut on the positive side of the equation. Total returns from your Fund (including reinvested dividends) beat the unmanaged Standard & Poor's 500 Index by more than four percentage points since July 1st and more than eleven percentage points over the full year. The actual performance of the Fund and the benchmark are as follows:

                                         Leveraged
                                       Growth Investors                S&P 500
                                       ----------------                -------
Second half......................            13.58%                      9.23%
Full year .......................            39.63                      28.58

These upbeat results were partially a function of the careful use of the facility for which the Fund is named: leverage, or the borrowing of money to purchase stocks over and above the actual asset value of the Fund, thus capturing excess returns during periods of rising stock prices. There were several points during 1998 when the Fund was between 100% and 106% invested, and this degree of investment was an important factor in producing our strong 1998 performance.

Another contributor in the past year was the Fund's sector allocation, with significant concentrations in technology, financial services, and the health care and drug sectors. Stocks in all of these areas were excellent relative performers during 1998, and in the current economic environment (see our "Economic Observations" nearby) we expect relative outperformance in 1999 as well. We have also increased our exposure to quality retailing stocks over the past six months, since these companies generally operate only within the U.S. and thus are insulated from the recent turmoil overseas.

While 1999 may not produce the excellent results we experienced last year, we still believe that, despite the volatility that defines the stock market in recent years, the year will be rewarding for growth-equity investors. We appreciate your continued confidence in Value Line, and we wish you the best for a healthy and prosperous year.

                                          Sincerely,

                                          /s/ Jean Bernhard Buttner

                                          Jean Bernhard Buttner
                                          Chairman and President


February 1, 1999

--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

Steady growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This enviable performance is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by more than 3% during the opening quarter of 1999. At the same time, inflation remains quiescent, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

We believe this modest pace of economic activity will continue over the next several months, with growth averaging 2.5%-3.0% for the year as a whole. Our sense, as well, is that the economic crisis that is still afflicting much of Asia and parts of Latin America (especially Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued. The Federal Reserve, encouraged by this benign state of economic affairs, will probably maintain its current monetary stance over the next several months, at least. Any subsequent adjustment in rates will probably be modest given the likely absence of excesses in growth or inflation in the domestic economy.


*Performance Data:

                                                                Growth of
                                                Average        an Assumed
                                                Annual        Investment of
                                             Total Return       $10,000
                                             ------------       -------
 1 year ended 12/31/98...................       39.63%          $13,963
 5 years ended 12/31/98..................       22.78%          $27,902
10 years ended 12/31/98..................       19.67%          $60,225

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------
                                                                               3

Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                           Value Line
                      Leveraged Growth Fund       S & P 500
                      ---------------------       ---------
1/89                         $10,000               $10,000
3/89                         $10,763               $10,707
6/89                         $11,547               $11,651
9/89                         $13,153               $12,897
12/89                        $13,225               $13,161
3/90                         $12,726               $12,767
6/90                         $14,027               $13,568
9/90                         $11,827               $11,706
12/90                        $13,012               $12,760
3/91                         $15,915               $14,613
6/91                         $15,577               $14,580
9/91                         $16,825               $15,360
12/91                        $19,044               $16,647
3/92                         $17,714               $16,227
6/92                         $16,058               $16,535
9/92                         $16,741               $17,056
12/92                        $18,575               $17,915
3/93                         $19,313               $18,697
6/93                         $20,051               $18,788
9/93                         $22,257               $19,274
12/93                        $21,584               $19,721
3/94                         $20,447               $18,973
6/94                         $19,309               $19,053
9/94                         $20,735               $19,985
12/94                        $20,784               $19,982
3/95                         $22,541               $21,927
6/95                         $25,384               $24,020
9/95                         $28,540               $25,929
12/95                        $28,487               $27,490
3/96                         $30,616               $28,965
6/96                         $31,635               $30,265
9/96                         $34,324               $31,201
12/96                        $34,841               $33,802
3/97                         $32,597               $34,704
6/97                         $38,734               $40,762
9/97                         $44,295               $43,819
12/97                        $43,132               $45,077
3/98                         $49,545               $51,364
6/98                         $53,024               $53,060
9/98                         $45,981               $47,782
12/98                        $60,224               $57,958

                     (Period covered is 1/1/89 to 12/31/98)



--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index (S&P 500) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at December 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                                                  Value        Percentage
Issue                                                             Shares     (in thousands)   of Net Assets
-----------------------------------------------------------------------------------------------------------
EMC Corp. ....................................................    300,000        $25,500          4.2%
SunAmerica Inc. ..............................................    300,000         24,338          4.0
Cisco Systems, Inc. ..........................................    247,500         22,971          3.8
Dell Computer Corp. ..........................................    300,000         21,956          3.6
Microsoft Corp. ..............................................    120,000         16,642          2.7
Intel Corp. ..................................................    140,000         16,599          2.7
Fifth Third Bancorp ..........................................    225,000         16,045          2.6
America Online, Inc. .........................................    100,000         16,000          2.6
Gap, Inc. ....................................................    270,000         15,187          2.5
Harley-Davidson, Inc. ........................................    320,000         15,160          2.5

Five Largest Industry Categories
                                                                   Value       Percentage
Industry                                                      (in thousands)  of Net Assets
-----------------------------------------------------------------------------------------------------------
Computer & Peripherals .......................................    $86,367         14.2%
Drug .........................................................     55,733          9.2
Computer Software & Services .................................     47,031          7.7
Retail Store .................................................     31,308          5.2
Medical Supplies .............................................     30,333          5.0

Five Largest Net Security Purchases*
                                                                    Cost
Issue                                                           (in thousands)
-----------------------------------------------------------------------------------------------------------
General Electric Co. .........................................    $ 8,000
Centex Corp. .................................................      6,478
Electronic Arts Inc. .........................................      6,394
Ceridian Corp. ...............................................      5,754
Eastman Kodak Co. ............................................      5,498

Five Largest Net Security Sales*
                                    Proceeds
Issue                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------
EMC Corp. ....................................................    $12,686
Dell Computer Corp. ..........................................     11,684
Gillette Co. .................................................      7,677
BankBoston Corp. .............................................      6,756
Wells Fargo Company ..........................................      6,450

* For the six month period ended 12/31/98

--------------------------------------------------------------------------------
                                                                               5

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
--------------------------------------------------------------------------------


                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (98.6%)

                ADVERTISING (1.9%)
     200,000    Omnicom Group, Inc. ...........................         $ 11,600

                BANK (1.9%)
      80,000    State Street Corp. ............................            5,565
     100,000    Zions Bancorporation...........................            6,238
                                                                        --------
                                                                          11,803

                BANK--MIDWEST (2.6%)
     225,000    Fifth Third Bancorp............................           16,045

                COAL/ALTERNATE
                  ENERGY (0.8%)
     100,000    AES Corp.*.....................................            4,738

                COMPUTER &
                  PERIPHERALS (14.2%)
     247,500    Cisco Systems, Inc.*...........................           22,971
      75,000    Compaq Computer Corp. .........................            3,145
     300,000    Dell Computer Corp.*...........................           21,956
     300,000    EMC Corp.*.....................................           25,500
      45,000    International Business
                    Machines Corp..............................            8,314
     100,000    3Com Corp.*....................................            4,481
                                                                        --------
                                                                          86,367

                COMPUTER SOFTWARE
                  & SERVICES (7.7%)
     100,000    Ceridian Corp.*................................            6,981
     189,000    Computer Associates
                    International, Inc.........................            8,056
     112,500    Fiserv Inc.*...................................            5,787
     120,000    Microsoft Corp.*...............................           16,642
      63,000    Networks Associates, Inc.*.....................            4,174
     125,000    Oracle Corp.*..................................            5,391
                                                                        --------
                                                                          47,031

                DIVERSIFIED
                  COMPANIES (1.2%)
     100,000    Tyco International, Ltd. ......................            7,544

                DRUG (9.2%)
      30,000    Amgen Inc.*....................................            3,137
      35,000    Biogen, Inc.*..................................            2,905
      60,000    Genzyme Corp.*.................................            2,985
      45,000    Lilly (Eli) & Co...............................            3,999
      50,000    Merck & Co., Inc...............................            7,384
      72,000    Pfizer, Inc....................................            9,032
      75,000    Quintiles Transnational Corp.*.................            4,003
     250,000    Schering-Plough Corp...........................           13,813
      50,000    Warner-Lambert Co..............................            3,759
      75,000    Watson Pharmaceuticals, Inc.*..................            4,716
                                                                        --------
                                                                          55,733

                ELECTRICAL
                  EQUIPMENT (1.7%)
     100,000    General Electric Co............................           10,206

                ENTERTAINMENT (1.3%)
     150,000    Clear Channel
                    Communications, Inc.*......................            8,175

                FINANCIAL
                  SERVICES (2.6%)
      30,000    American Express Co............................            3,068
     175,000    Citigroup Inc..................................            8,662
      80,000    FINOVA Group, Inc. (The).......................            4,315
                                                                        --------
                                                                          16,045

                FOOD WHOLESALERS
                  (0.4%)
      55,000    US Foodservice, Inc.*..........................            2,695

                HEALTHCARE
                  INFORMATION
                  SYSTEMS (1.4%)
     300,000    HBO & Co.......................................            8,606

--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 1998
--------------------------------------------------------------------------------


                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                HOMEBUILDING (1.3%)
     175,000    Centex Corp....................................          $ 7,886

                HOUSEHOLD
                  PRODUCTS (2.2%)
      45,000    Clorox Co. (The)...............................            5,256
      90,000    Dial Corp. (The)...............................            2,599
      60,000    Procter & Gamble Co............................            5,479
                                                                        --------
                                                                          13,334

                INDUSTRIAL
                  SERVICES (0.7%)
      97,500    Robert Half
                    International, Inc.*.......................            4,357

                INSURANCE--
                  DIVERSIFIED (2.4%)
     100,000    American International
                    Group, Inc.................................            9,663
     120,000    MGIC Investment Corp...........................            4,777
                                                                        --------
                                                                          14,440

                INSURANCE--LIFE (4.0%)
     300,000    SunAmerica Inc.................................           24,338

                INTERNET (2.6%)
     100,000    America Online, Inc.*..........................           16,000

                MACHINERY (0.6%)
      75,000    Ingersoll-Rand Co..............................            3,520

                MEDICAL SERVICES (0.9%)
     160,000    Omnicare, Inc..................................            5,560

                MEDICAL SUPPLIES (5.0%)
      60,000    Cardinal Health, Inc...........................            4,553
      50,000    Guidant Corp...................................            5,512
     100,000    Johnson & Johnson..............................            8,388
     160,000    Medtronic, Inc.................................           11,880
                                                                        --------
                                                                          30,333

                OFFICE EQUIPMENT
                  & SUPPLIES (2.0%)
     278,437    Staples, Inc.*.................................           12,164

                OILFIELD SERVICES/
                  EQUIPMENT (0.5%)
     120,000    Transocean Offshore, Inc.......................            3,217

                PRECISION
                  INSTRUMENT (0.9%)
      75,000    Eastman Kodak Co...............................            5,400

                RECREATION (3.9%)
     150,000    Electronic Arts Inc.*..........................            8,419
     320,000    Harley-Davidson, Inc...........................           15,160
                                                                        --------
                                                                          23,579

                RETAIL BUILDING
                  SUPPLY (3.7%)
     240,000    Home Depot, Inc................................           14,685
     150,000    Lowe's Companies, Inc..........................            7,678
                                                                        --------
                                                                          22,363

                RETAIL--SPECIAL
                  LINES (4.4%)
     150,000    Bed Bath & Beyond Inc.*........................            5,119
     270,000    Gap, Inc.......................................           15,187
      70,000    Tandy Corp.....................................            2,883
      85,000    Williams-Sonoma, Inc.*.........................            3,427
                                                                        --------
                                                                          26,616

                RETAIL STORE (5.2%)
      65,000    Costco Companies, Inc.*........................            4,692
     100,000    Dayton Hudson Corp.............................            5,425
     343,321    Dollar General Corp............................            8,111
     140,000    Kohl's Corp.*..................................            8,601
      55,000    Wal-Mart Stores, Inc...........................            4,479
                                                                        --------
                                                                          31,308

--------------------------------------------------------------------------------

                                     Value Line Leveraged Growth Investors, Inc.

Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                SECURITIES
                  BROKERAGE (1.1%)
     120,000    Schwab (Charles) Corp..........................          $ 6,743

                SEMICONDUCTOR (2.7%)
     140,000    Intel Corp.....................................           16,599

                TELECOMMUNICATIONS
                   EQUIPMENT (3.5%)
     200,000    ADC Telecommunications,
                    Inc.*......................................            6,950
     200,000    Loral Space &
                    Communications Ltd*........................            3,563
      35,000    Lucent Technologies Inc........................            3,850
     100,000    Tellabs, Inc.*.................................            6,856
                                                                        --------
                                                                          21,219

                TELECOMMUNICATION
                  SERVICES (2.0%)
     100,000    AirTouch
                    Communications, Inc.*......................            7,212
      65,000    MCI WorldCom, Inc.*............................            4,664
                                                                        --------
                                                                          11,876

                THRIFT (1.6%)
      80,000    Federal Home Loan
                    Mortgage Corp..............................            5,155
      60,000    Federal National Mortgage
                    Association................................            4,440
                                                                        --------
                                                                           9,595

                TRUCKING/
                  TRANSPORTATION
                  LEASING (0.5%)
      80,000    CNF Transportation Inc.........................            3,005
                                                                        --------

         TOTAL COMMON STOCKS
                    AND TOTAL INVESTMENT
                    SECURITIES (98.6%)
                    (Cost $258,167,000) .......................          600,040
                                                                        --------

                                                                       Value
 Principal                                                         (in thousands
  Amounts                                                            except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
(including accrued interest)
     $ 8,300    Collateralized by $8,070,000
                    U.S. Treasury Notes 5 3/4%,
                    due 4/30/03 with a value of
                    $8,474,000 (with First
                    Chicago Capital Markets, Inc.
                    4.35%, dated 12/31/98,
                    due 1/4/99, delivery value
                    $8,304,000) ...............................          $ 8,301
                                                                        --------
CASH AND RECEIVABLES
  LESS LIABILITIES (100.0%) ...................................              157
                                                                        --------
NET ASSETS (100%)   ...........................................         $608,498
                                                                        ========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER
OUTSTANDING SHARE
($608,497,658 / 12,568,018 shares of
capital stock outstanding) ....................................          $ 48.42
                                                                        ========

* Non-income producing



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Assets and Liabilities
at December 31, 1998
--------------------------------------------------------------------------------

                                                                       Dollars
                                                                   (in thousands
                                                                    except per
                                                                   share amount)
                                                                   -------------
Assets:
Investment securities, at value
  (Cost-$258,167) ..........................................          $600,040
Repurchase agreement (Cost-$8,301) .........................             8,301
Cash .......................................................               132
Receivable for capital shares sold .........................             1,407
Dividends receivable .......................................               225
                                                                      --------
      Total Assets .........................................           610,105
                                                                      --------
Liabilities:
Payable for capital shares repurchased......................            1,108
Accrued expenses:
  Advisory fee .............................................               357
  Other ....................................................               142
                                                                      --------
      Total Liabilities   ..................................             1,607
                                                                      --------
Net Assets .................................................          $608,498
                                                                      ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 12,568,018 shares)............................          $ 12,568
Additional paid-in capital .................................           228,278
Undistributed net realized gain on
  investments ..............................................            25,779
Net unrealized appreciation
  of investments ...........................................           341,873
                                                                      --------
Net Assets .................................................          $608,498
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($608,497,658 / 12,568,018
  shares outstanding) ......................................           $ 48.42
                                                                      ========


Statement of Operations
for the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                 (in thousands)
                                                                  ------------
Investment Income:
Dividends ..................................................          $ 2,347
Interest ...................................................              887
                                                                     --------
      Total Income .........................................            3,234
                                                                     --------
Expenses:
Advisory fee ...............................................            3,686
Transfer agent fees ........................................              155
Interest expense ...........................................              155
Custodian fees .............................................               56
Postage ....................................................               52
Auditing and legal fees ....................................               40
Printing ...................................................               36
Telephone ..................................................               33
Registration and filing fees ...............................               31
Commitment fee .............................................               27
Insurance, dues and other ..................................               16
Directors' fees and expenses ...............................               15
                                                                     --------
      Total Expenses Before
        Custody Credits ....................................            4,302
      Less: Custody Credits ................................               (7)
                                                                     --------
      Net Expenses .........................................            4,295
                                                                     --------
Net Investment Loss ........................................           (1,061)
                                                                     --------
Net Realized and Unrealized Gain
  on Investments:
  Net Realized Gain.........................................           38,523
  Change in Net
    Unrealized Appreciation ................................          133,597
                                                                     --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................          172,120
                                                                     --------
Net Increase in Net Assets
  from Operations ..........................................         $171,059
                                                                     ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               9

Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the years ended December 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                               1998              1997
                                                                            -------------------------------
                                                                                 (Dollars in thousands)
Operations:
  Net investment loss .................................................      $ (1,061)              $ (683)
  Net realized gain on investments ....................................        38,523               37,875
  Change in net unrealized appreciation ...............................       133,597               46,969
                                                                            -------------------------------
  Net increase in net assets from operations...........................       171,059               84,161
                                                                            ------------------------------
Distributions to Shareholders:
  Net realized gain from investment transactions ......................       (14,660)             (35,549)
                                                                            ------------------------------
Capital Share Transactions:
  Proceeds from sale of shares ........................................       411,246              163,122
  Proceeds from reinvestment of distributions to shareholders .........        13,826               33,787
  Cost of shares repurchased ..........................................      (405,788)            (183,766)
                                                                            ------------------------------
  Increase from capital share transactions.............................        19,284               13,143
                                                                            ------------------------------
Total Increase ........................................................       175,683               61,755

Net Assets:
  Beginning of year ...................................................       432,815              371,060
                                                                            ------------------------------
  End of year .........................................................     $ 608,498            $ 432,815
                                                                            ==============================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Financial Futures Contracts. A financial futures contract is an agreement between two parties to buy or sell financial instruments at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker cash, or U.S. Government securities, equal to the minimum "initial margin" requirements of the

--------------------------------------------------------------------------------
                                                                              11

Value Line Leveraged Growth Investors, Inc.

                                                               December 31, 1998
--------------------------------------------------------------------------------

applicable futur es exchange. Pursuant to the contract, the Fund agrees to receive from or to pay the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows: (in thousands except per share amounts)

                                                      Year Ended    Year Ended
                                                     December 31,  December 31,
                                                        1998            1997
                                                       -----------------------
Shares sold ....................................       10,027          4,587
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................................          298          1,006
                                                       ---------------------
                                                       10,325          5,593
Shares repurchased .............................        9,921          5,206
                                                       ---------------------
Net increase....................................          404            387
                                                       =====================
Distributions per share from
  net realized gains............................       $1.206         $3.235
                                                       =====================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                               Year Ended
                                                              December 31,
                                                                 1998
                                                            --------------
                                                            (in thousands)
Purchases:
Investment Securities ................................          $284,464
                                                                ========
Sales:
Investment Securities ................................          $257,084
                                                                ========

At December 31, 1998, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes, was $267,614,000. The aggregate appreciation and depreciation of investments at December 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $341,815,000 and $1,088,000, respectively, resulting in a net appreciation of $340,727,000.

Permanent book-tax differences have been reclassified within the composition of net asset accounts. In the current year accumulated net investment loss of $1,061,000 and net realized loss of $683,000 were reclassified to paid-in-capital. Net investment loss, net realized gain (loss), and net assets were not affected by this reclassification.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  With
     Affiliates

An advisory fee of $3,686,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1998. This was computed at an annual rate of 3/4 of 1% of average daily net assets for the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1998, the Fund paid brokerage commissions totalling $274,397 to the distributor, which clears its transactions through unaffiliated brokers.


--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 979,155 shares of the Fund's capital stock, representing 7.8% of the outstanding shares at December 31, 1998.

5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust (SSBT), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at December 31, 1998. The weighted average amount of bank loans outstanding for the year ended December 31, 1998 was approximately $2,438,000 at a weighted average interest rate of 6.3%. For the year ended December 31, 1998, interest expense of approximately $155,000 and commitment fees of approximately $27,000 relating to borrowings under the agreement were paid or payable to SSBT.

--------------------------------------------------------------------------------
                                                                              13

Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:


                                                                            Years Ended December 31,
                                                     1998              1997               1996                1995            1994
                                                   --------------------------------------------------------------------------------
Net asset value, beginning of year                  $35.58             $31.51             $28.50             $23.18          $24.67
                                                   --------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment (loss) income                      (.08)              (.06)              (.01)               .09             .12
    Net gains or losses on securities
      (both realized and unrealized)                 14.13               7.37               6.40               8.48           (1.05)
                                                   --------------------------------------------------------------------------------
    Total from investment operations                 14.05               7.31               6.39               8.57            (.93)
                                                   --------------------------------------------------------------------------------
  Less distributions:
    Dividends from net investment income                --                 --                  #               (.09)           (.12)
    Distributions from capital gains                 (1.21)             (3.24)             (3.38)             (3.16)           (.31)
    Distributions in excess of capital gains            --                 --                 --                 --            (.13)
                                                   --------------------------------------------------------------------------------
    Total distributions                              (1.21)             (3.24)             (3.38)             (3.25)           (.56)
                                                   --------------------------------------------------------------------------------
Net asset value, end of year                        $48.42             $35.58             $31.51             $28.50          $23.18
                                                  ================================================================================
Total return                                         39.63%             23.79%             22.31%             37.06%         -3.71%
                                                  ================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands)            $608,498           $432,815           $371,060           $337,280        $264,803
Ratio of expenses to average net assets
  (including interest expense)                         .87%(1)            .86%(1)            .88%(1)            .88%            .89%
Ratio of expenses to average
  net assets (excluding interest expense)              .84%(1)            .86%(1)            .87%(1)             --              --
Ratio of net investment (loss) income
  to average net assets                               (.22)%            (0.17)%             (.02)%              .31%            .49%
Portfolio turnover rate                                 54%                37%                34%                54%             49%
Average amount of debt outstanding
  during the year (in thousands)                    $2,438                $97               $398                $44             $--

#    Dividend paid was less than one cent.

(1) After offset of custody credits. Excluding the custody credits would not have changed the expense ratio.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

                                               Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Value Line Leveraged Growth Investors, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

February 12, 1999

--------------------------------------------------------------------------------

                          Other Information (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

--------------------------------------------------------------------------------
15

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
16

INVESTMENT ADVISER                           Value Line, Inc.
                                             220 East 42nd Street
                                             New York, NY 10017-5891

DISTRIBUTOR                                  Value Line Securities, Inc.
                                             220 East 42nd Street
                                             New York, NY 10017-5891

CUSTODIAN BANK                               State Street Bank and Trust Co.
                                             225 Franklin Street
                                             Boston, MA 02110

SHAREHOLDER                                  State Street Bank and Trust Co.
SERVICING AGENT                              c/o NFDS
                                             P.O. Box 419729
                                             Kansas City, MO 64141-6729

INDEPENDENT                                  PricewaterhouseCoopers LLP
ACCOUNTANTS                                  1177 Avenue of the Americas
                                             New York, NY 10036

LEGAL COUNSEL                                Peter D. Lowenstein, Esq.
                                             Two Greenwich Plaza, Suite 100
                                             Greenwich, CT 06830

Directors                                    Jean Bernhard Buttner
                                             John W. Chandler
                                             Leo R. Futia
                                             David H. Porter
                                             Paul Craig Roberts
                                             Nancy-Beth Sheerr

OFFICERS                                     Jean Bernhard Buttner
                                             Chairman and President
                                             Alan N. Hoffman
                                             Vice President
                                             Stephen E. Grant
                                             Vice President
                                             David T. Henigson
                                             Vice President and
                                             Secretary/Treasurer
                                             Jack M. Houston
                                             Assistant Secretary/Treasurer
                                             Stephen La Rosa
                                             Assistant Secretary/Treasurer